FIRST AMENDMENT OF MORTGAGE,
                      SECURITY AGREEMENT,
        ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT
         AND MORTGAGE - COLLATERAL REAL ESTATE MORTGAGE

THIS FIRST AMENDMENT OF MORTGAGE, SECURITY AGREEMENT,
ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT AND MORTGAGE - COLLATERAL REAL ESTATE MORTGAGE (this "Instrument"), dated as of September 1, 1995, is between GEORESOURCES, INC., a Colorado corporation (Federal Tax I.D. No. 84-0505444) ("Mortgagor"), with an address at 1407 West Dakota Parkway, Suite 1B, Williston, North Dakota 58801 (residence:
Williams County, North Dakota), and NORWEST BANK MONTANA, NATIONAL ASSOCIATION, a national banking association ("Lender"), successor in interest to NORWEST BANK BILLINGS, NATIONAL ASSOCIATION, with an address at 175 North 27th Street, Billings, Montana 59117.

                            RECITALS

A. Mortgagor executed and delivered to Lender a Mortgage, Security Agreement, Assignment of Production and Financing Statement dated as of April 29, 1993 (the "Mortgage"), the terms and provisions of which and the description of the real and personal property covered by which are hereby incorporated herein by this reference. The Mortgage was filed and recorded, among other places, as follows:

                                                  Recording Data
State          County      Filing Date        Book          Page

Montana        Richland    05/10/93           B-140 Mort. 871

North Dakota   Bottineau   05/10/93           246 Mtges. 501
North Dakota   McKenzie    05/10/93           Doc. #316744
North Dakota   Renville    05/13/93           155 Mtgs. 261
North Dakota   Williams    05/12/93           Doc. #549527

B. Unless otherwise defined herein, terms defined in the Mortgage shall have the same meanings when used herein. The counterparts hereof to be recorded in the counties listed in Recital A above shall have attached thereto as Schedule I a description of the land covered by the Mortgage.

         C. The parties wish to amend the Mortgage as described herein.

                         AMENDMENT

IN CONSIDERATION of the sum of ten dollars ($10.00) in hand paid by Lender to Mortgagor and of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Mortgage shall be amended as follows:

1. All references in the Mortgage to "Norwest Bank Billings,
National Association" or "Mortgagee" shall be deemed to refer to "Norwest Bank Montana, National Association, successor in interest to Norwest Bank Billings, National Association".

2. The title of the Mortgage shall be changed by adding the following at the end thereof: "AND MORTGAGE - COLLATERAL REAL ESTATE MORTGAGE".

3. The following shall be inserted at the end of the page numbered 2 of the Mortgage:

            THE PARTIES AGREE THAT THIS INSTRUMENT
            CONSTITUTES A COLLATERAL REAL ESTATE
            MORTGAGE PURSUANT TO NORTH DAKOTA CENTURY
            CODE CHAPTER 35-03.

4. Clauses (A), (B) and (C) of the second paragraph on the page numbered 3 of the Mortgage shall be amended to read as follows:
"(A) the payment of the Promissory Note dated September 1, 1995, executed by Mortgagor, payable to the order of Mortgagee, in the face amount of $1,000,000, as now in effect or as hereafter amended, extended or replaced (the '1995 Note'), having a maturity date of September 1, 2002, with interest at an annual rate equal to the sum of the fluctuating annual rate announced from time to time by Norwest Bank Minnesota, National Association ('NBM') as its prime or base rate
(currently, 8.75 percent per annum), which may not be the lowest interest rate charged by NBM (the 'Base Rate') plus one percentage point; (B) the payment of the Promissory Note dated April 29, 1993, executed by Mortgagor, payable to the order of Mortgagee, in the face amount of $1,000,000, as now in effect or as hereafter amended, extended or replaced (the '1993 Note'), having a maturity date of September 1, 1999, with interest at an annual rate equal to the sum of the Base Rate plus one percentage point; and (C) the payment of the Installment
Promissory Note dated April 29, 1993, executed by Mortgagor, payable to the order of Mortgagee, in the face amount of $825,000, as now in effect or as hereafter amended, extended or replaced (the 'Installment Note'), having a maturity date of January 5, 1997, with interest at an annual rate equal to the sum of the Base Rate plus one percentage point, up to a maximum of 10.5 percent per annum (the 1995 Note, the 1993 Note and the Installment Note collectively referred to herein as the 'Notes');".

                              GRANT

Mortgagor hereby grants, bargains, sells, assigns, transfers, pledges, mortgages and conveys, and grants a security interest in the Mortgaged Properties to Lender, WITH POWER OF SALE; TO HAVE AND TO HOLD the Mortgaged Properties to Lender and its successors and assigns forever, subject to all of the terms, conditions, covenants and agreements set forth in the Mortgage, as amended hereby, for the security and benefit of Lender and its successors and assigns as holder of any and all notes and other obligations secured by the Mortgage, as amended hereby.

                          MISCELLANEOUS

This Instrument shall bind and inure to the benefit of the respective successors and assigns of Mortgagor and Lender, including without limitation any and all other banks, lending institutions and parties which may participate in the indebtedness evidenced by the Indebtedness or any of it. Notwithstanding any other provision contained herein, if any property interest granted by this Instrument does not vest on the execution and delivery of this Instrument, it shall vest, if at all, no later than 20 years after the execution and delivery of this Instrument. Mortgagor hereby ratifies, confirms and adopts the Mortgage, as amended hereby.

EXECUTED as of the date first above written.

ATTEST:                      GEORESOURCES, INC.


/S/  Cathy Kruse             By:  /S/  J.P. Vickers
Cathy Kruse,                     J. P. Vickers,
Secretary                        President

(SEAL)
                             NORWEST BANK MONTANA, NATIONAL
                             ASSOCIATION, successor in interest
                             NORWEST BANK BILLINGS, NATIONAL
ATTEST:                      ASSOCIATION


/S/  Dave Hanson             By:  /S/  Doug Kraft
  Dave Hanson ,              Doug Kraft,
  Vice President             Vice President

(SEAL)

STATE OF NORTH DAK0TA  )
                       ) ss.
COUNTY OF WILLIAMS     )
                            (Montana)

         On this day before me, the undersigned notary public, personally appeared J. P. Vickers, known to me to be the President of GEORESOURCES, INC., a Colorado corporation, the corporation that executed the within instrument, and acknowledged to me that such corporation executed the same. Witness my hand and official seal as of October 30, 1995.

                         (North Dakota)

         The foregoing instrument was acknowledged before me this 30th day of October, 1995, by J. P. Vickers, as President of GEORESOURCES, INC., a Colorado corporation, on behalf of said corporation. Witness my hand and official seal.


                               /S/ Maxine Duncalf
                                        , Notary Public
                               Residing in:       ,



     My commission expires:    MAXINE DUNCALF - Notary Public
                               Williams County, North Dakota
                               My commission expires Aug. 6, 1997

(SEAL)

STATE OF Montana        )
                        ) ss.
COUNTY OF Yellowstone   )

                           (Montana)

On this day before me, the undersigned notary public, personally appeared Doug Kraft, known to me to be the Vice President of NORWEST BANK MONTANA, NATIONAL ASSOCIATION, a national banking association, successor in interest to NORWEST BANK BILLINGS, NATIONAL ASSOCIATION, the national banking association that executed the within instrument, and acknowledged to me that such national banking association executed the same. Witness my hand and official seal as of NOVEMBER 9, 1995.

                         (North Dakota)

The foregoing instrument was acknowledged before me this 9th day of November, 1995, by Doug Kraft, Vice President of NORWEST BANK MONTANA, NATIONAL ASSOCIATION, a national banking association, successor in interest to NORWEST BANK BILLINGS, NATIONAL ASSOCIATION, on behalf of said national banking association. Witness my hand and official seal.


                               /s/  Colleen Chlapowski
                                        , Notary Public
                               Residing in:  Billings, MT



     My commission expires:      9/22/96

                         (SEAL)